UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 12, 2022

VAALCO Energy, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32167	76-0274813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(zip code)

(713) 623-0801
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, VAALCO Energy, Inc., a Delaware corporation (“VAALCO”) and VAALCO Energy Canada ULC (“AcquireCo”), an Alberta unlimited liability company and an indirect wholly-owned subsidiary of VAALCO, entered into an Arrangement Agreement, dated as of July 13, 2022, with TransGlobe Energy Corporation, an Alberta corporation (“TransGlobe”), pursuant to which, among other things, AcquireCo will acquire all of the issued and outstanding common shares of TransGlobe (the “arrangement”) with TransGlobe continuing as a direct wholly-owned subsidiary of AcquireCo and an indirect wholly-owned subsidiary of VAALCO.

On October 12, 2022, VAALCO issued an announcement announcing that (i) the Court of King’s Bench of Alberta has issued an order approving the arrangement and (ii) the readmission of shares of VAALCO’s common stock, par value $0.10 per share, and the admission of the consideration shares of common stock, par value $0.10 per share, to the standard segment of the Official List of the U.K. Financial Conduct Authority and to trading on the main market of the London Stock Exchange are expected to become effective at 8:00 a.m. BST on October 14, 2022. A copy of the announcement is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filings. Similarly, the information on VAALCO’s website shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Announcement, dated October 12, 2022

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.

Date: October 12, 2022	By:	/s/ Jason Doornik
Jason Doornik
Chief Accounting Officer and Controller